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                                                                   EXHIBIT 10.10

          SCHEDULE TO FORM OF HCRI WORKING CAPITAL ASSURANCE AGREEMENT
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


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
                LESSOR           LESSOR'S        LESSEE            LOCATION       PRINCIPAL
                                 STATE OF                                         AMOUNT OF
                                 INCORPORATION                                    NOTE

LEBANON,        Pennsylvania     Pennsylvania    Financial Care    Lebanon        $686,800
PENNSYLVANIA    BCC                              Investors of      County,
                Properties,                      Lebanon, LLC      Pennsylvania
                Inc.

LOYALSOCK,      Pennsylvania     Pennsylvania    Financial Care    Lycoming       $674,050
PENNSYLVANIA    BCC                              Investors of      County,
                Properties,                      Loyalsock, LLC    Pennsylvania
                Inc.

WESTERVILLE,    HCN BCC          Delaware        Financial Care    Franklin       $1,313,675
OHIO            Holdings, Inc.                   Investors of      County, Ohio
                                                 Westerville,
                                                 LLC

MORRISTOWN,     HCN BCC          Delaware        Financial Care    Hamblen        $692,000
TENNESSEE       Holdings, Inc.                   Investors of      County,
                                                 Morristown, LLC   Tennessee

OAK RIDGE,      HCN BCC          Delaware        Financial Care    Anderson       $697,948
TENNESSEE       Holdings, Inc.                   Investors of      County,
                                                 Oak Ridge, LLC    Tennessee

SAGAMORE        HCN BCC          Delaware        Financial Care    Summit         $1,243,550
HILLS, OHIO     Holdings, Inc.                   Investors of      County, Ohio
                                                 Sagamore Hills,
                                                 LLC
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